                   WARRANT, SUBSCRIPTION AND RIGHTS AGREEMENT

          THIS AGREEMENT dated as of January 20, 1995 is entered into among QUALIS CARE, L.P., a Delaware limited partnership ("Qualis"), QUALIS SERVICES, INC., a Delaware corporation ("Services"), QUALIS CREDIT, CORP., a Delaware corporation ("Credit"), QUALIS SERVICE HOLDING, INC., a Delaware corporation ("Service Holding"), QUALIS CREDIT HOLDING, INC., a Delaware corporation ("Credit Holding"), QUALIS CARE FUNDING CORPORATION, a Delaware corporation ("Funding"), QUALIS GROUP HOLDINGS, L.P., a Delaware limited partnership ("Group Holdings"), QUALIS GROUP, INC., a Delaware corporation ("Group") and CARGILL FINANCIAL SERVICES CORPORATION, a Delaware corporation ("Cargill").



                                P R E M I S E S:

          A. Qualis, Cargill, Funding and a Collateral Agent are entering into a Purchase Agreement dated as of the date of this Agreement (the "Purchase Agreement"), pursuant to which Cargill agrees, subject to certain conditions, to make purchases of up to $150,000,000 of health care receivables from Funding.

          B. In connection with the Purchase Agreement, Qualis, Funding, Credit, Services, and Cargill have entered into a Master Program Agreement dated as of the date of this Agreement (the "Program Agreement") to set forth additional rights and obligations of the parties thereto.

          C. As a condition to entering into the Purchase Agreement and the Program Agreement, Cargill has required that

Qualis, Services, Credit, Service Holding, Credit Holding, Funding, Group Holdings, Group and Cargill enter into this Agreement.

          NOW, THEREFORE, Qualis, Services, Credit, Service Holding, Credit Holding, Funding, Group Holdings, Group and Cargill agree as follows:


                                   ARTICLE 1.

                                   DEFINITIONS

          For all purposes of this Agreement, capitalized terms used herein and not defined shall have the meanings set forth below.

          Affiliate: means, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person, within the meaning of control under Section 15 of the Securities Act.

          Demand Registration: has the meaning provided in Section 7.1(a) hereof.

          Exchange Act: means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.


          Partnership Interest: means the ownership interest of a general partner or a limited partner, as the case may be, of Qualis, including, without limitation, the interest in the capital, income, losses and distributions of Qualis.

          Person: means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof or other entity.

          Piggyback Registration: has the meaning provided in Section 7.2(a) hereof.

          Prospectus: means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

          Registrable   Securities:   means   Partnership   Interests  or  other
securities of Qualis other than the Warrant.

          Registration Expenses: has the meaning provided in Section 7.5 hereof.

          Registration Statement: means any registration statement of Qualis that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.


          SEC: means the Securities and Exchange Commission.

          Securities Act: means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  Underwritten Registration or Underwritten Offering: means a registration in which securities of Qualis are sold to an underwriter for reoffering to the public.


                                   ARTICLE 2.
                                   ----------

                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                    -----------------------------------------

          2.1. Representations and Warranties. Each of Qualis, Funding, Credit, Service Holding, Credit Holding, Group Holdings and Group represents and warrants to Cargill as to itself, as of the date of this Agreement, as follows:

               (a) It is an organization duly formed, validly existing and in good standing under the laws of the state in which it was formed and is duly qualified to do business, and is in good standing, in each jurisdiction in which the nature of its business requires it to be so qualified;


               (b) It has the power and authority to own and convey all of its properties and assets and to execute and deliver this Agreement and to perform the transactions contemplated hereby;


               (c)  The  execution,  delivery  and  performance  by it  of  this
Agreement and the transactions contemplated hereby, at all relevant times, (i) shall have been duly authorized by all necessary action on its part, (ii) do not contravene or cause it to be in default under (A) its organizational documents,
(B) any contractual restriction contained in any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note, or other agreement or instrument binding on or affecting it or its property or (C) any law, rule, regulation, order, writ, judgment, award, injunction, or decree applicable to, binding on or affecting it or its property and (iii) do not and will not result in or require the creation of any adverse claim upon or with respect to any of its property (other than as contemplated under the Related Documents (as defined in the Purchase Agreement));

               (d) This Agreement shall have been duly executed and delivered on its behalf as of the date it is purported to be effective; and

               (e) This Agreement is its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy laws and other similar laws of general application affecting creditors, and subject to the application of rules of equity, including those respecting the availability of specific performance.

          2.2. Covenants.

               (a) Until the Demand Registration rights under Section 7.1 have been utilized or terminate, (i) Qualis covenants and agrees that it shall be the sole shareholder of Credit Holding, Service Holding, and Funding, (ii) Credit Holding covenants and agrees that it shall be the sole shareholder of Credit, and (iii) Service Holding covenants and agrees that it shall be the sole shareholder of Services.

               (b) Qualis covenants and agrees that until the Warrant expires or is exercised, it shall provide Cargill with copies of all notices, reports or other communications required to be delivered to any limited partner of Qualis simultaneously with the delivery thereof to such limited partners.


                                   ARTICLE 3.
                                   ----------

                       WARRANT AND PARTICIPATION AGREEMENT
                       -----------------------------------

          3.1. Issuance of Warrant. On the date hereof, Qualis shall issue a Warrant, dated the date hereof (the "Warrant") to Cargill.


          3.2. Participation Agreement. On the date hereof, Group Holdings shall enter into a Participation Agreement with Cargill, dated the date hereof (the "Participation Agreement").


                                   ARTICLE 4.
                                   ----------

                                TAG-ALONG RIGHTS
                                ----------------

          4.1. Tag-Along Rights.

               (a) Before February 28, 1999, neither Group Holdings nor any Affiliate of Group Holdings will sell or otherwise transfer, in one transaction or series of related transactions, more than thirty percent (30%) in the aggregate of their Partnership Interests in Qualis ("Sale Interests") to any Person other than an Affiliate of Group Holdings, unless such party first offers to Cargill, directly or indirectly, as provided in Paragraph 4.1(b) the opportunity to participate in such sale by selling to such purchaser a portion of Cargill's Partnership Interests in Qualis (the "Cargill Interests"), such that the portion sold by Cargill, as a percentage of the total Partnership Interests owned or subject to unexercised Warrants and options under the Participation Agreement before selling to such purchaser, is equal to the portion sold by Group Holdings or its Affiliate, as a percentage of the total Partnership Interests owned by such sellers before selling to such purchaser.


               (b) In order to offer the Sale Interests, the party proposing to sell or transfer the Sale Interests (the "Selling Party") will:


               (i) give Cargill a notice (a "Proposed Sale Notice") of the proposed sale which includes the principal terms, including, but not limited to, the sale price, of the proposed sale or transfer and, if a proposed purchaser or transferee has been identified, the identity of the proposed purchaser or other transferee, and


               (ii) provide to Cargill the option, exercisable within 30 days after the Proposed Sale Notice is given, to participate in such sale by selling to the purchaser a pro rata portion of the Cargill Sale Interests at the price, and on the payment terms, specified in the Proposed Sale Notice.


               (c) If an option given as provided in subparagraph (b) is not exercised within 30 days after the Proposed Sale Notice is given, the Selling Party may, within 60 days after the option expires or is waived, sell the Sale Interests for a price which is not higher, and on terms which are not more favorable to the seller, than the price and terms set forth in the Proposed Sale Notice.


               (d) If Cargill exercises an option granted as provided in subparagraph (b), the sale of the Cargill Sale Interests will be completed on a date designated in the notice of exercise, which will not be later than 30 days after the notice of exercise is given, or such later date as is the earliest date on which the purchase may be completed in compliance with all applicable laws. In order to facilitate such sale, the Selling Party shall make any customary representations and provide any reasonable certifications or opinions required by the purchaser with respect to the validity of Sale Interests and the Cargill Sale Interests.


               (e) Any transferee of Partnership Interests from Group Holdings or any Affiliate of Group Holdings agrees to give Cargill the same rights as provided under this Article 4.


                                   ARTICLE 5.
                                   ----------

                       RIGHT OF FIRST REFUSAL AS TO OUALIS
                       -----------------------------------

          5.1. Agreement to Offer Partnership Interests. Before February 28, 1999, Qualis will not issue any Partnership Interests, unless it first offers Cargill the option, as provided in Paragraph 5.2, to purchase up to fifty percent (50%) of the Partnership Interests to be issued by Qualis; provided, however, that Qualis shall have no obligation to offer and Cargill shall have no right pursuant to this Section 5.1 to purchase any such interest or any other interest of Qualis in connection with any public offering of any securities of Qualis.


          5.2. Terms of Offer to Cargill. If Qualis is required by Paragraph 5.1 to offer Cargill the option to purchase Partnership Interests, the following will take place:


               (a) At least 30 days before Qualis proposes to issue Partnership Interests, Qualis will give Cargill a notice (a "Notice of Proposed Partnership Interest Issuance") of the proposed issuance of Partnership Interests, which will state (i) the number and class of Partnership Interests Qualis proposes to issue and the number of those Partnership Interests which Cargill will have the right to purchase, (ii) the designations, rights, preferences and limitations applicable to the class of interests which are to be issued, (iii) the consideration to be paid to Qualis for the Partnership Interests which are to be issued, and if that consideration is other than in cash, the cash per Partnership Interest determined by the Management Committee of Qualis to be equivalent to the non-cash consideration which is to be received, (iv) the estimated date of issuance of the Partnership Interests and (v) the identity of the proposed purchaser.


               (b) Cargill will have the option, exercisable by a notice in writing to Qualis given within 30 days after Cargill receives a Notice of Proposed Partnership Interest Issuance, to purchase up to 50% of such Partnership Interests for the consideration to be paid to Qualis as set forth in the Notice of Proposed Partnership Interest Issuance, or if Cargill so elects, the cash equivalent, and on the other terms described in the Notice of Proposed Partnership Interest Issuance.

               (c) If Cargill exercises an option described in subparagraph (b), Cargill will be contractually obligated to purchase from Qualis, and Qualis will be contractually obligated to sell to Cargill, the Partnership Interests as to which the option was exercised. Such purchase and sale will occur simultaneously.

               (d) If Cargill does not exercise an option granted to it as provided in subparagraph (b), Qualis may, at any time within nine months after the Notice of Proposed Partnership Interest Issuance which created the option is given, sell the Partnership Interests to the purchaser described in the Notice of Proposed Partnership Interest Issuance on the terms described in the Notice of Proposed Partnership Interest Issuance or on other terms which are no more favorable to the buyer than those described in the Notice of Proposed Partnership Interest Issuance; provided, however, that if such sale is not made to the purchaser described in such Notice of Proposed Partnership Interests during such nine month period and such Partnership Interests are to be sold on similar terms during such nine month period, Cargill's option to purchase shall be reinstated.


                                   ARTICLE 6.
                                   ----------

                                 PURCHASE OPTION
                                 ---------------

          6.1. Agreement to Offer Partnership Interests. Before February 28, 1999, neither Qualis nor any Affiliate of Qualis will purchase any Partnership Interests, unless it offers Cargill the option, as provided in Section 6.2, to purchase up to fifty percent (50%) of such Partnership Interests on the same terms and conditions as Qualis is making such purchase.

          6.2. Terms of Offer to Cargill. If any of Qualis or any of its Affiliates (a "Transacting Party") is required by Section 6.1 to offer Cargill the right to purchase Partnership Interests, the following will take place:

               (a) At least 30 days before such Transacting Party proposes to purchase Partnership Interests, such Transacting Party will give Cargill a notice (a "Notice of Proposed Partnership Interest Purchase") of the proposed purchase of Partnership Interests, which will state (i) the number and class of Partnership Interests the Transacting Party proposes to purchase and the number of those Partnership Interests which Cargill will have the right to purchase,
(ii) the designations, rights, preferences and limitations applicable to the class of interests which are to be purchased, (iii) the consideration to be paid by such Transacting Party for the Partnership Interests which are to be purchased, (iv) the estimated date of such purchase of the Partnership Interests and (v) the identity of the proposed seller.


               (b) Cargill will have the option, exercisable by a notice in writing to the Transacting Party given within 30 days after Cargill receives a Notice of Proposed Partnership Interest Purchase, to purchase up to 50% of such Partnership Interests. Cargill will have the right to purchase as set forth in the

Notice of Proposed Partnership Interest Purchase, for the consideration per Partnership Interest to be paid by the Transacting Party as set forth in the Notice of Proposed Partnership Interest Purchase, and on the other terms described in the Notice of Proposed Partnership Interest Purchase.

               (c) If Cargill exercises an option described in subparagraph (b), Cargill will be contractually obligated to purchase from the Transacting Party, and the Transacting Party will be contractually obligated to sell or cause to be sold to Cargill, the Partnership Interests as to which the option was exercised, all as part of a simultaneous transaction.

               (d) If Cargill does not exercise an option granted to it as provided in subparagraph (b), the Transacting Party may, at any time within one year after the Notice of Proposed Partnership Interest Purchase which created the option is given, purchase the Partnership Interests described in the Notice of Proposed Partnership Interest Purchase from the seller described in the Notice of Proposed Partnership Interest Purchase on the terms described in the Notice of Proposed Partnership Interest Purchase or on other terms which are no more favorable to the Transacting Party than those described in the Notice of Proposed Partnership Interest Purchase.

                                   ARTICLE 7.
                                   ----------

                                  REGISTRATION
                                  ------------

          7.1. Demand Registration.

               (a) Except as provided herein and subject to the condition that in the reasonable judgment of Group Holdings and at least five members of the Management Committee of Qualis, implementation of a Demand Registration (as defined below) will not result in (i) Qualis being treated as a "publicly traded partnership" within the meaning of Section 7704 of the Internal Revenue Code of 1986, as amended from time to time, any successor thereto and applicable regulations thereunder, (ii) Qualis otherwise being treated as an association taxable as a corporation for federal income tax purposes or (iii) Qualis no longer existing or qualifying as a limited partnership under any applicable state law, if Cargill has duly exercised the Warrant, Cargill may, at any time between March 1, 1999 and February 28, 2000, make a written request to Qualis for registration under the Securities Act of all or part of the Registrable Securities it then owns or may own at any time upon exercise of the Warrant or of its option under the Participation Agreement (a "Demand Registration"). Any such request by Cargill shall specify the aggregate amount of Registrable Securities to be registered and shall also specify the intended method of disposition thereof. Within five Business Days after receipt of such registration request, Qualis shall commence the preparation of the registration of the Registrable Securities. Qualis may, upon notice to Cargill, delay the effectuation of such Demand Registration for a reasonable period of time, but not more than 90 days after receipt of the request for such Demand Registration, (x) as is necessary to prepare audited financial statements of Qualis for its most recently completed fiscal year or other audited financial statements reasonably required in the Registration Statement, or (y) if Qualis would be required to divulge in such Registration Statement the existence of any fact relating to a proposed acquisition, financing or other material corporate development not otherwise required to be disclosed and the Management Committee of Qualis shall have in good faith determined that such disclosure would be materially adverse to Qualis. Such notice of delay shall explain, in reasonable detail, the reasons for such delay. If Qualis shall so delay the effectuation of the Demand Registration, Cargill may, within 30 days after receipt of the notice of delay, notify Qualis that it is withdrawing its request for registration and, such Demand Registration shall be deemed to be withdrawn and such request shall be deemed not to have been exercised for purposes hereof.

               (b) Subject to Section 7.1(a) and 7.1(d), Cargill shall be entitled to one Demand Registration.

               (c) The offering of Registrable Securities pursuant to such Demand Registration shall be in the form of an Underwritten Offering if requested by Cargill. If the managing underwriter or underwriters unanimously determine in good faith that the total amount of Registrable Securities proposed to be included in such offering is such as to materially adversely affect the success of such offering, then the amount of Registrable Securities shall be reduced or limited pro rata among Qualis and Cargill in proportion to the amount of Registrable Securities sought to be registered by each, to the extent necessary to reduce the total amount of Registrable Securities to be included in such offering to the amount that, in the reasonable opinion of such managing underwriter or underwriters, can be sold without materially adversely affecting the success of such offering.

               (d) If (i) more than 5% of Cargill's Registrable Securities sought to be registered in any Demand Registration is not included in such registration pursuant to Section 7.1(c), (ii) a Demand Registration is delayed pursuant to Section 7.1(a) hereof and is not effective or otherwise is not effective within 180 days after Cargill's demand for registration, (iii) if such registration, after it has become effective, is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court by reason of an act or omission by Qualis or any of its subsidiaries or (iv) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied because of an act or omission by Qualis or any of its subsidiaries (other than by reason of facts or circumstances not within control of Qualis or any such subsidiary), then in each such case such Demand Registration shall not be counted for purposes of calculating the number of demand rights exercised by Cargill and in case of the circumstances described in (i) above, Cargill shall be entitled to a Demand Registration for such remaining Registerable Securities that may be exercised no sooner than nine months after the close of the transaction described in (i) above and no later than 18 months thereafter.

               (e) Nothing in this Section 7.1 or in Section 7.2 hereof shall create any right in Cargill to require Qualis to register any securities other than Registrable Securities under the Securities Act.


          7.2. Piggyback Registration.

               (a) If Qualis at any time proposes to register securities of a class of Registrable Securities on its own behalf or on behalf of any holder of Registrable Securities of such class under the Securities Act, whether or not pursuant to registration rights granted to other holders of its securities in a manner which would permit registration of Registrable Securities, Qualis shall give prompt written notice each such time to Cargill of its intention to do so (which notice shall include the anticipated filing date of the Registration Statement and the amount of Registrable Securities of such class proposed to be included in the Registration Statement); provided, however, that in any event, such notice shall be given to Cargill at least thirty (30) days prior to such proposed filing. The notice shall offer to include in such filing the number of Registrable Securities as Cargill shall request. Upon the written request of Cargill given within 15 Business Days after receipt of any such notice by Cargill (stating the amount of Registrable Securities of such class to be disposed of by Cargill and the intended method of disposition), Qualis shall include the Registrable Securities intended to be disposed of in a registration statement under the Securities Act so as to permit disposition (in accordance with the reasonable methods in said request) by Cargill of the Registrable Securities so registered (a "Piggyback Registration"). The managing underwriter or underwriters for any offering of Registrable Securities to be registered pursuant to this Agreement shall be selected by Qualis, subject to the consent of Cargill, which shall not be unreasonably withheld.

               (b) Notwithstanding any provision of this Section 7.2, if the registration of which Qualis gives notice pursuant to Section 7.2(a) is for an Underwritten Offering and, notwithstanding Qualis used reasonable efforts to arrange such registration so as to include all the Registrable Securities required to be included by Cargill in the securities to be offered and sold in the Underwritten offering, the managing underwriter or underwriters shall advise Qualis in writing (with a copy to Cargill) that, in its or their reasonable and good faith judgment the total amount of Registrable Securities requested by Cargill to be included in such offering concurrently with the securities by Qualis is such as to materially adversely affect the price, timing or distribution of such offering, then the amount of Registrable Securities shall be limited pro rata among Cargill and Qualis in proportion to the amount of Registrable Securities sought to be registered by each, to the extent necessary to reduce the total amount of Registrable

Securities to be included in such offering to the amount that in the reasonable judgment of such managing underwriter or underwriters, can be sold without materially adversely affecting the success of such offering. Cargill shall not be required to make any representations or warranties to, or agreements with Qualis or any underwriter, other than customary representations, warranties or agreements made by a selling shareholder in a public offering. Qualis agrees that it will give any representations typically given by an issuer of securities, including covering the validity of Registrable Securities.

               (c) If Cargill elects not to participate in any underwriting in which it had previously requested the registration described in Section 7.2(a), Cargill may elect to withdraw therefrom by delivering written notice to Qualis and the managing underwriter or underwriters, if any, 30 days prior to the planned effective date of such Registration or 15 days after notice of any underwriter's opinion pursuant Section 7.2(a) whichever is later.

          7.3. Hold-Back Agreements; Press Releases.

               (a) If Cargill's Registrable Securities are covered by a Registration Statement filed pursuant to Section 7.1 or 7.2 hereof, Cargill agrees not to effect any public sale or distribution of securities of Qualis, including a sale pursuant to Rule 144 under the Securities Act (except as part of such Underwritten Registration), during the 30-day period prior to, and during the 180-day period beginning on, the closing date of the offering made pursuant to such Registration Statement, unless the managing underwriter or underwriters agree in writing to waive or shorten any such period for Cargill or for any other sellers of securities. This provision shall not apply to Cargill if there is a public sale or distribution of securities of Qualis subsequent to such holding period or if Cargill is prevented by applicable statute or regulation from entering into any such agreement. Qualis agrees to be bound by the foregoing hold-back agreement to the same extent as Cargill.

               (b) Before Cargill shall disseminate or announce publicly any information concerning a proposed offering pursuant to Section 7.1 or 7.2 hereof that is intended for or may result in public knowledge thereof, Cargill shall so advise Qualis and shall not disseminate or announce publicly such information without Qualis' consent, unless such information is otherwise publicly available or the dissemination thereof is required by applicable law.

          7.4. Registration Procedures. In connection with the Demand Registration and Piggyback Registration obligations pursuant to Section 7.1 and
Section 7.2 hereof, Qualis will use its reasonable efforts to effect such Demand Registration or Piggyback Registration to permit the sale of Registrable Securities in accordance with the intended method or methods of distribution thereof, and pursuant thereto Qualis will:

               (a) prepare and file with the SEC, as soon as practicable after receipt of the registration request referred to in Section 7.2 hereof, and use reasonable efforts to have declared effective, a Registration Statement relating to the

Demand Registration or the Piggyback Registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof and shall include all financial statements (including, without limitation, any financial statements of any subsidiary of Qualis) required by the SEC to be filed therewith, and make all filings required to be made with any national stock exchange or national computerized market system on which the Registerable Securities are to be listed or quoted; provided, however, that, before filing a Registration Statement or Prospectus or any amendments or supplements thereto, Qualis shall furnish to Cargill, and the managing underwriter or underwriters, if any, copies of all such documents proposed to be filed, which documents shall be subject to the reasonable review of each of Cargill and the managing underwriter or underwriters, if any, and Qualis shall not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which the managing underwriter or underwriters, if any, or Cargill shall reasonably object in writing;

               (b) cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by Cargill set forth in such Registration Statement or supplement to the Prospectus;

               (c) notify Cargill and the managing underwriter or underwriters, if any, and (if requested by any such Person) confirm such notice in writing:
(1) when the Registration Statement or any amendment thereto or the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, and to furnish Cargill and the underwriter with copies thereof, (2) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the SEC of any stop order or similar order suspending the effectiveness of the Registration Statement or the use of any preliminary Prospectus or Prospectus or the initiation or threatening of any proceedings for that purpose, (4) if at any time the representations and warranties of Qualis contemplated by Section 7.4(l) below cease to be true and correct in all material respects, (5) of the receipt by Qualis of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (6) upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of Cargill promptly prepare and furnish to Cargill a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers or prospective purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

               (d) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement;

               (e) make every reasonable effort to obtain the withdrawal of any stop order or other order suspending the effectiveness of the Registration Statement or the use of any preliminary Prospectus or Prospectus, at the earliest possible moment;

               (f) if requested by Cargill or the managing underwriter or underwriters, if any, incorporate in a Prospectus supplement or post-effective amendment such information as Cargill or the managing underwriter or underwriters, if any, reasonably agree should be included therein relating to the plan of distribution with respect to the Registrable Securities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that Qualis shall not be required to take any actions in this Section 7.4(e) that are not, in the written opinion of counsel for Qualis delivered to Cargill, in compliance with applicable law;

               (g) furnish to Cargill as soon as available (x) such number of copies of such drafts and final versions of such Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), (y) such number of copies of such drafts and final version of the Prospectus contained in such Registration Statement (including each preliminary prospectus and any summary prospectus) and (z) any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as Cargill may reasonably request; it being understood and agreed that Qualis consents to the use of the Prospectus or any amendment or supplement thereto by Cargill and the managing underwriter or underwriters, if any, in connection with the offering and sale of the securities covered by the Prospectus or any amendment or supplement thereto;

               (h) prior to any public offering of Registrable Securities covered by a Registration Statement, use its reasonable efforts to register or qualify such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as Cargill or the underwriters reasonably request, to keep such registration or qualification in effect for so long as such Registration Statement is in effect, and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that Qualis shall not be required: (1) to qualify generally to do business in any jurisdiction where it is not then so qualified or (2) to consent to general service of process in any such jurisdiction where it is not then so subject or subject Qualis to any tax in any such jurisdiction where it is not then so subject;

               (i) (1) cooperate with Cargill and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Securities covered by a Registration Statement to be sold; and (2) enable the Registrable Securities covered by a Registration Statement to be in such denominations and registered in such names as the managing underwriter or underwriters may request at least two Business Days prior to any sale of such Registrable Securities to the underwriters;

               (j) use reasonable efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers, Cargill or the managing underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities; provided, however, that Qualis shall not be required to register the Registrable Securities covered by a

Registration Statement in any jurisdiction where such registration would subject Qualis to general service of process where it is not then so subject, or subject Qualis to any tax in any such jurisdiction where it is not then so subject;

               (k) upon the occurrence of any event contemplated by Section 7.4(c)(6) above, prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities covered by a Registration Statement, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

               (l) enter into such customary agreements (including an underwriting agreement) and use reasonable efforts to take all such other actions in order to facilitate the disposition of the Registrable Securities covered by the Registration Statement and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration: (1) make such representations and warranties to Cargill and the managing underwriter or underwriters, if any, in form, substance and scope, as are customarily made by issuers to underwriters in similar underwritten offerings; (2) obtain opinions of counsel to Qualis and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter or underwriters, if any, and not objected to by Cargill) addressed to Cargill and the managing underwriter or underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by any Cargill and the underwriters; (3) obtain "cold comfort" letters and updates thereof from Qualis' independent certified public accountants addressed to Cargill and the managing underwriter or underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by accountants in connection with primary underwritten offerings; (4) if an underwriting agreement is entered into, the same shall set forth certain indemnification provisions and procedures with respect to all parties to be indemnified pursuant thereto, which provisions and procedures shall be normal and customary in the investment banking and/or financial services industry; and (5) deliver such documents and certificates as may be reasonably requested by Cargill and the managing underwriter or underwriters, if any, to evidence compliance with Section 7.4(k) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by Qualis. Each of the above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder; and

               (m) otherwise use reasonable efforts to comply with all applicable rules and regulations of the SEC, and make generally available to holders of Securities covered by a Registration Statement, earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of any 12-month period (or 90 days, if such period is a fiscal year):
(1) commencing at the end of any fiscal quarter in which Registrable Securities covered by a Registration Statement are sold to underwriters in a firm or best efforts underwritten offering, or (2) if not sold to underwriters in such an offering, beginning with the first month of Qualis' first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said 12-month periods.

          Qualis may require Cargill to furnish to Qualis such information regarding the distribution of such securities, including any information required by law to be given in connection with the Registration Statement, as Qualis may from time to time reasonably request in writing and as is required by applicable law or regulations.

          Cargill agrees that, upon receipt of any notice from Qualis of the happening of any event of the kind described in Section 7.4(c)(3), 7.4(c)(5), or 7.4(c)(6) hereof, Cargill shall forthwith discontinue the disposition of Registrable Securities until Cargill receives copies of the supplemented or amended Prospectus contemplated by Section 7.4(k) hereof, or until Cargill is advised in writing by Qualis that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by Qualis, Cargill will deliver to Qualis (at Qualis' expense), all copies, other than permanent file copies then in Cargill's possession, of the Prospectus covering such Registrable Securities at the time of receipt of such notice.


          7.5. Registration Expenses.

               (a) Except as set forth in Section 7.5(c), all expenses incident to Qualis' performance of or compliance with this Agreement pursuant to any Piggyback Registration (the "Registration Expenses"), including, without limitation, all: (1) registration and filing fees, including fees and expenses associated with filings required to be made with a national securities exchange or national computerized market system, (2) fees and expenses of compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for underwriters in connection with blue sky qualifications of the securities covered by the Registration Statement and determination of eligibility for investment under the laws of such jurisdictions designated by the managing underwriter or underwriters, if any), (3) printing expenses (including expenses of printing certificates for the Securities covered by the Registration Statement in a form eligible for deposit with Depositary Trust Company and of printing prospectuses), (4) fees and disbursements of counsel for Qualis, of all independent certified public accountants of Qualis (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance), and of all other Persons retained by Qualis shall be paid by Qualis promptly upon receipt of bills or invoices relating thereto, regardless of whether the

Registration Statement becomes effective. In addition to the expenses set forth in Section 7.5(c) which are to be borne individually, all expenses incident to Qualis' performance of or compliance with this Agreement pursuant to any Demand Registration, including, without limitation the expenses described in the first sentence of 7.5(a) shall be borne by Qualis, except that the fees described in
Section 7.5(a)(2) shall be borne by Cargill and Qualis pro rata in proportion to the amount of Registrable Securities sold by each if the Registration Statement becomes effective or proposed to be sold if the Registration Statement does not become effective.

               (b) Qualis shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, rating agency fees, and the fees and expenses of any Person (other than legal counsel), including special experts, retained by Qualis.

               (c) Cargill shall bear the following expenses in connection with any Demand Registration or Piggyback Registration, regardless of whether the Registration Statement becomes effective: (1) all underwriting discounts and commissions, or fees of underwriters, selling brokers, dealer managers, or similar securities industry professionals relating to the distribution of the Registerable Securities of Cargill, (2) all legal and accounting fees and expenses, if any, of Cargill and (3) all taxes, if any, of Cargill (except transfer taxes).

          7.6. Indemnification.

               (a) Indemnification by Oualis. Qualis agrees to indemnify and hold harmless, to the full extent permitted by law, Cargill, its Affiliates, and their respective officers, directors, and employees, and each Person who controls Cargill (within the meaning of Section 15 of the Securities Act), from and against all losses, claims, damages, liabilities (or proceedings in respect thereof), and expenses, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by any untrue statement or alleged untrue statement contained in or by any omission or alleged omission made in such Registration Statement, Prospectus or preliminary prospectus in conformity with written information furnished to Qualis by Cargill expressly for reliance upon and use therein; provided, however, that Qualis shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense of Cargill arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such preliminary Prospectus, if, unless an underwriter has been retained to sell Cargill's Registrable Securities: (1) Cargill or its agents failed to deliver a copy of the Prospectus to the Person asserting such loss, claim, damage, liability or expense after Qualis had furnished Cargill with a sufficient number of copies of the same, and (2) the Prospectus corrected such untrue statement or omission; and provided, further, that Qualis shall not be liable in any such case to the extent that any such loss, claim, damage, liability, or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement or omission or alleged omission is corrected in an amendment or supplement to the Prospectus and Cargill or its agents thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of the Securities covered by a Registration Statement to the Person asserting such loss, claim, damage, liability or expense after Qualis had furnished Cargill with a sufficient number of copies thereof in a manner and at a time sufficient to permit delivery of the same. Qualis will also indemnify underwriters, selling brokers, dealer managers, and similar securities industry professionals participating in the distribution, their officers and directors, and each Person who controls such Persons (within the meaning of Section 15 of the Securities
Act), to the extent customary in connection with such offerings.

               (b) Indemnification by Cargill. In connection with registration hereunder, Cargill agrees to indemnify and hold harmless, to the full extent permitted by law, Qualis, its officers, directors and employees, and each Person who directly or indirectly controls Qualis (within the meaning of Section 15 of the Securities Act), from and against any losses, claims, damages, liabilities and reasonable expenses arising out of or based upon any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in a writing furnished by Cargill to Qualis specifically for reliance upon and inclusion in such Registration Statement or Prospectus.

               (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall: (1) give prompt written notice to the indemnifying party of any written claim with respect to which it seeks indemnification, and (2) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, and the fees and expenses of such counsel shall be at the expense of the indemnifying party. The indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld) unless such settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party will not be obligated to pay the fees and expenses of more than one counsel (excluding separate counsel as described in 7.6(c)(2) above) (together with appropriate local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, based upon written advice of counsel, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

               (d) Contribution. If for any reason the foregoing indemnity is unavailable, then the indemnifying party in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand (taking into consideration the fact that the provision of the registration rights hereunder is a material inducement to Cargill to acquire the Warrant and enter into the Master Program Agreement and the Participation Agreement) and the indemnified party on the other but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this paragraph (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section. Notwithstanding the foregoing, no holder of Registrable Securities shall be required to contribute any amount in excess of the amount such holder would have been required to pay to an indemnified party if the above indemnity was available.

               (e) Notwithstanding the termination of this Agreement, the provisions of this Section 7.6 shall survive.

          7.7. Participation in Underwritten Registrations. No Person may participate in any underwritten registration hereunder unless such Person: (1) agrees to sell such Person's Registrable securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements, and (2) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents required under the terms of such underwriting arrangements. Nothing in this Section 7.7 shall be construed to create any additional rights regarding the registration of Registrable Securities in any Person otherwise than as set forth herein.


                                   ARTICLE 8.
                                   ----------

                               GENERAL PROVISIONS
                               ------------------

          8.1. Entire Agreement. This Agreement contains the entire understanding among Qualis, Services, Service Holding, Credit Holding, Credit, Funding, Group Holdings, Group and Cargill regarding the subject matter of this Agreement, and all prior negotiations, understandings and agreements between them are superseded by this Agreement.

          8.2. Headings. The article and paragraph headings of this Agreement are for convenience only, and do not affect the meaning or interpretation of this Agreement.

          8.3. Notices and Other Communications. Any notice or other communication required or permitted to be given under this Agreement must be in writing and will be deemed effective when delivered in person or sent by facsimile transmission, if promptly confirmed in writing, or on the third day after the day on which mailed by first class mail from within the United States of America, to the following addresses:


                  If to Qualis:

                           Qualis Care, L.P.
                           12 East 49th Street, Suite 2100
                           New York, New York 10017
                           Attention:  John Hall
                           Telephone:  (212) 980-0530
                           Facsimile:  (212) 980-6346

                  with a copy to:

                           Rogers & Wells
                           200 Park Avenue
                           New York, New York 10166
                           Attention:  Frederick B. Utley
                           Telephone:  (212) 878-8356
                           Facsimile:  (212) 878-8375

                  If to Services:

                           Qualis Services, Inc.
                           Suite 100A
                           600 Corporate Drive
                           Fort Lauderdale, FL 33334
                           Telephone:  (305) 772-3200
                           Facsimile:  (305) 772-6678

                  If to Credit:

                           Qualis Credit, Corp.
                           Suite 100B
                           600 Corporate Drive
                           Fort Lauderdale, FL 33334
                           Telephone:  (305) 772-3200
                           Facsimile:  (305) 772-6678

                  If to Funding:

                           Qualis Care Funding Corporation
                           Suite 100A
                           600 Corporate Drive
                           Fort Lauderdale, FL 33334
                           Telephone:  (305) 772-3200
                           Facsimile:  (305) 772-6678

                  If to Group:

                           Qualis Group Holdings, L.P.
                           12 East 49th Street, Suite 2100
                           New York, New York 10017
                           Attention:  John Hall
                           Telephone:  (212) 980-0530
                           Facsimile:  (212) 980-6346

                  If to Cargill:

                           Cargill Financial Services Corporation
                           6000 Clearwater Drive
                           Minnetonka, MN 55343
                           Attention:  David Netjes
                           Telephone:  (612) 742-3090
                           Facsimile:  (612) 742-3910

                  and

                           Dewey Ballantine
                           1301 Avenue of the Americas
                           New York, NY 10019
                           Attention:  Peter Humphreys
                           Telephone:  (212) 259-6730
                           Facsimile:  (212) 259-6333

          8.4. Governing Law. This Agreement will be governed by, and construed under, the laws of the State of New York in the United States of America.

          8.5. Amendments. This Agreement may be amended by, but only by, a document in writing signed by Qualis, Services, Credit, Funding, Group and Cargill.

          8.6. Consent to Jurisdiction. Qualis, Services, Credit, Funding, Group and Cargill each (i) agrees that any action or proceeding relating to this Agreement or the transactions contemplated by it shall be brought in a Federal or state court sitting in the Borough of Manhattan, City and State of New York in the United States of America, and in no other court, (ii) consents to the jurisdiction and venue of any Federal or state court sitting in the Borough of Manhattan, City and

State of New York in any such action or proceeding and agrees not to attempt to transfer any such action or proceeding to another court on the ground of inconvenient forum or any other ground, and (iii) agrees that process in any such action or proceeding may be served by registered mail or in any other manner permitted by the rules of the court in which the action or proceeding is brought.


          8.7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Qualis, Services, Credit, Service Holding, Credit Holding, Funding, Group Holdings, Group and Cargill and their respective successors and permitted assigns; provided, however, that nothing herein shall prevent Cargill from being able to transfer all or part of the benefits hereunder to an Affiliate, which following any such transfer shall be entitled to the benefits hereunder.


          8.8. Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed to be an original, but all of which together will constitute one and the same instrument.

          This Agreement has been executed on the day set forth on the first page and constitutes a binding agreement between the parties to it.

                                  QUALIS CARE, L.P.

                                  By:      Qualis Group Holdings, L.P.
                                             General Partner

                                  By:      Qualis Group, Inc.
                                             General Partner


                                  By: /s/ John Hall





                                  QUALIS SERVICE HOLDING, INC.


                                  By: /s/ Joel Ciniero





                                  QUALIS SERVICES, INC.


                                  By: /s/ Joel Ciniero





                                  QUALIS CREDIT HOLDING, INC.


                                  By: /s/ Joel Ciniero





                                  QUALIS CREDIT, CORP.


                                  By: /s/ Joel Ciniero

                                   QUALIS CARE FUNDING CORPORATION


                                   By: /s/ Joel Ciniero





                                   QUALIS GROUP HOLDINGS, L.P.


                                   By:      Qualis Group, Inc.
                                             General Partner


                                   By: /s/ John Hall





                                   QUALIS GROUP, INC.


                                   By: /s/ John Hall



                                   CARGILL FINANCIAL SERVICES
                                   CORPORATION


                                   By: /s/